Exhibit 10.1
FIRST AMENDMENT TO
2018 ADVISOR MULTI-YEAR OUTPERFORMANCE AGREEMENT
This FIRST AMENDMENT TO THE 2018 ADVISOR MULTI-YEAR OUTPERFORMANCE AGREEMENT (this “Amendment”) made as of and effective as of February 27, 2019, by and among GLOBAL NET LEASE, INC. a Maryland corporation (the “Company”), its subsidiary GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership and the entity through which the Company conducts substantially all of its operations (the “Partnership”), and GLOBAL NET LEASE ADVISORS, LLC, a Delaware limited liability company, the Company’s manager (the “Advisor”).
RECITALS
WHEREAS, the Company, the Operating Partnership and the Advisor previously entered into that certain 2018 Advisor Multi-Year Outperformance Agreement, dated as of July 19, 2018 (the “2018 OPP”);
WHEREAS on December 31, 2018, two of the Peer Group Companies (as defined in the 2018 OPP), Government Properties Income Trust and Select Income REIT, completed a merger with the surviving entity, Government Properties Income Trust, being renamed Office Properties Income Trust, and, in connection therewith, the Company, the Operating Partnership and the Advisor desire to make certain amendments to the 2018 OPP.
NOW, THEREFORE, the Company, the Partnership and the Advisor agree as follows:

1.	Amendment to the definition of “Peer Group Companies”. The definition of “Peer Group Companies” contained in Exhibit A of the 2018 OPP is deleted and replaced in its entirety with the following:
“Peer Group Companies” means Lexington Realty Trust, Office Properties Income Trust, and W. P. Carey Inc.

2.
Effect of the Amendment. Except as modified by this Amendment, all of the terms of the 2018 OPP are hereby ratified and confirmed and shall remain in full force and effect. This Amendment shall be construed as one with the 2018 OPP, and the 2018 OPP shall, where context requires, be read and construed so as to incorporate this Amendment.

3.
General Provisions. Except as modified herein, the terms and provisions of Section 8 of the 2018 OPP are hereby incorporated by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

[Signature Page Follows]
IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.
GLOBAL NET LEASE, INC.
By: /s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer and President
GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.

By:	Global Net Lease, Inc., its general partner
By: /s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer and President
GLOBAL NET LEASE ADVISORS, LLC

By:	GLOBAL NET LEASE SPECIAL LIMITED PARTNER, LLC, its member

By:	AR CAPITAL GLOBAL HOLDINGS, LLC, its member

By:	AR GLOBAL INVESTMENTS, LLC, its member
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory